                                                                   EXHIBIT 10.19

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         Joel Smith

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant                     October 18 , 2001

         Vesting Commencement Date         October 18, 2001

         Exercise Price per Share          $4.89

         Total Number of Shares Granted    7,500

         Total Exercise Price              $36,675.00

         Type of Option:                   ____ Incentive Stock Option
                                            X   Nonstatutory Stock Option
                                           ----

         Term/Expiration Date:             October 17, 2011

         Vesting Schedule:
         ----------------

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         This Option shall vest and become exercisable as to one-hundred percent (100%) of the Shares subject to the Option on the one year anniversary of the Vesting Commencement Date, provided that the Optionee continues to be a Director on such date.

         Termination Period:
         ------------------
         This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.      AGREEMENT
         ---------

         A. Grant of Option.
            ----------------

               The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         B. Exercise of Option.
            -------------------

               (a)       Right to Exercise. This Option is exercisable during
                         -----------------
its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b)       Method of Exercise. This Option is exercisable by
                         ------------------
delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

                                                                             -2-
                                       -2-

         C. Method of Payment.
            ------------------

              Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

              1.  cash; or

              2.  check; or

              3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

              4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         D. Non-Transferability of Option.
            ------------------------------

              This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         E. Term of Option.
            ---------------

              This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         F. Tax Consequences.
            -----------------

              Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         G. Exercising the Option.
            ----------------------

              1.  Nonstatutory Stock Option. The Optionee may incur regular
                  -------------------------
federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         2. Incentive Stock Option. If this Option qualifies as an ISO, the
            ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

         3. Disposition of Shares.
            ---------------------
              (a) NSO. If the Optionee holds NSO Shares for at least one year,
                  ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

              (b) ISO. If the Optionee holds ISO Shares for at least one year
                  ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

              (c) Notice of Disqualifying Disposition of ISO Shares. If the
                  -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    H. Entire Agreement; Governing Law.
       --------------------------------

         The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

    I. NO GUARANTEE OF CONTINUED SERVICE.
       ----------------------------------

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING

SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                    AVANEX CORPORATION

/s/ Joel Smith                              /s/ Paul Engle
----------------------------------          ------------------------------------
Signature                                    By

Joel Smith                                   CEO
----------------------------------           -----------------------------------
Print Name                                   Title

__________________________________
Residence Address

__________________________________

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary


     1.   Exercise of Option. Effective as of today, ________________, Joel
          ------------------
Smith, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder. Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation. Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law. The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER:                                   AVANEX CORPORATION


_______________________________________      ___________________________________
Signature                                    By

_______________________________________      ___________________________________
Print Name

Address:                                     Address:
-------                                      -------

                                             AVANEX CORPORATION
_______________________________________


_______________________________________      40919 Encyclopedia Circle
                                             Fremont, CA 94538


                                             ___________________________________
                                             Date Received

                                                                   EXHIBIT 10.19

                               AVANEX CORPORATION

                            DIRECTOR OPTION AGREEMENT

     Avanex Corporation, (the "Company"), has granted to Joel Smith (the "Optionee"), an option to purchase a total of ten thousand (10,000) shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1999 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.   Nature of the Option. This Option is a nonstatutory option and is not
          --------------------
intended to qualify for any special tax benefits to the Optionee.

     2.   Exercise Price. The exercise price is $4.55 for each share of Common
          --------------
Stock.

     3.   Exercise of Option. This Option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 8 of the Plan as follows:

          (i)     Right to Exercise.
                  -----------------

                   (a) This Option shall vest and become exercisable as to one-hundred percent (100%) of the Shares subject to the Option on the one year anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

                   (b) This Option may not be exercised for a fraction of a share.

                   (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

          (ii)     Method of Exercise. This Option shall be exercisable by
                   ------------------
written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (i)   cash;

          (ii)  check; or

          (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5.   Restrictions on Exercise. This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.   Non-Transferability of Option. This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.   Term of Option. This Option may not be exercised more than ten (10)
          --------------
years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

     8.   Taxation Upon Exercise of Option. Optionee understands that, upon
          --------------------------------
exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:  October 19, 2001
                                                   Avanex Corporation
                                                   a Delaware corporation

                                                   By: /s/ Paul Engle
                                                       -------------------------

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated: 12/14/01
       -----------------

                                                   /s/ Joel Smith
                                                   -----------------------------
                                                   Optionee

                                    EXHIBIT A

                         DIRECTOR OPTION EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, California  94538

          Attention:  Corporate Secretary

          1.    Exercise of Option.  The undersigned ("Optionee") hereby elects
                ------------------
to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Avanex Corporation (the "Company") under and pursuant to the Company's 1999 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

          2.    Representations of Optionee.  Optionee acknowledges that
                ---------------------------
Optionee has received, read and understood the Agreement.

          3.    Federal Restrictions on Transfer. Optionee understands that the
                --------------------------------
Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

          4.    Tax Consequences. Optionee understands that Optionee may suffer
                ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

          5.    Delivery of Payment. Optionee herewith delivers to the Company
                -------------------
the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

          6.    Entire Agreement. The Agreement is incorporated herein by
                ----------------
reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                  Accepted by:

OPTIONEE:                                      AVANEX CORPORATION

By: __________________________________         By:  ____________________________
                                               Its: ____________________________

Address:

Dated:  ______________________________         Dated: __________________________

                                                                             -2-